THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of January 10, 2007, is between CONCORD TECHNOLOGIES, L.P., a Texas limited partnership ("Concord"), GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership ("Engineering"), GEOSPACE TECHNOLOGIES, LP, a Texas limited partnership ("Geospace"), OYO INSTRUMENTS, LP, a Texas limited partnership ("Instruments"), and OYOG OPERATIONS, LP, a Texas limited partnership ("Operations", and together with Concord, Engineering, Geospace and Instruments, the "Borrowers"), jointly and severally, and REGIONS BANK (F/K/A UNION PLANTERS BANK, N.A.) ("Lender").

RECITALS:

Borrowers and Lender entered into that certain Loan Agreement dated as of November 22, 2004, as amended by First Amendment to Loan Agreement dated as of September 19, 2005 and Second Amendment to Loan Agreement dated as of June 16, 2006 (collectively, the "Agreement").

Borrowers and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE

Definitions

Section Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE

Amendments

Section Amendment to Certain Definitions. Effective as of date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

"Commitment" means the obligation of Lender to make Advances and issue Letters of Credit hereunder in an aggregate principal amount at any time outstanding up to but not exceeding $25,000,000.00.

"Termination Date" means 11:00 a.m., Houston, Texas time on January 31, 2010, or such earlier date on which the Commitment terminates as provided int this Agreement.

Section Amendment to Section 2.3. Effective as of the date hereof, clause (i) contained in paragraph (a) of Section 2.3 of the Agreement is amended to read in its entirety as follows:

(i) in the case of each Advance which is a Prime Rate Advance, on the last day of each month;

Section Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit "A" to the Agreement (Note) is amended to conform in its entirety to Annex "A" to this Amendment, (b) Exhibit "G" to the Agreement (Guaranty-General Partner) is amended to conform in its entirety to Annex "G" to this Amendment, (h) Exhibit "H" to the Agreement (Guaranty-Limited Partner) is amended to conform in its entirety to Annex "H" to this Amendment, (i) Exhibit "I" to the Agreement (Guaranty-Parent) is amended to conform in its entirety to Annex "I" to this Amendment, and (j) Exhibit "K" to the Agreement (Advance Request Form) is amended to conform in its entirety to Annex "J" to this Amendment.

ARTICLE

Conditions Precedent

Section Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

Certificate - Each Borrower. For each Borrower, a certificate of an officer of such Borrower acceptable to Lender certifying (i) resolutions of the General Partner which authorize the execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents executed or delivered or to be executed or delivered in connection therewith to which such Borrower is or is to be a party, and (ii) the names of the officers of such Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party together with specimen signatures of such Persons.

Governmental Certificates - Each Borrower. A certificate issued by the appropriate government official of the state of organization of each Borrower as to the existence of such Borrower.

Certificate - Parent. A certificate of the Secretary or another officer of Parent acceptable to Lender certifying (i) resolutions of the board of directors of Parent which authorize the execution, delivery and performance by Parent of the Guaranty-Parent and the other Loan Documents executed or delivered or to be executed or delivered in connection therewith to which Parent is or is to be a party, and (ii) the names of the officers of Parent authorized to sign the Guaranty-Parent and each of the other Loan Documents to which Parent is or is to be a party together with specimen signatures of such officers.

Governmental Certificates - Parent. Certificates issued by the appropriate government officials of (i) the state of incorporation of Parent as to the existence and good standing of Parent and (ii) the state of Texas as to the existence and good standing of Parent as a foreign corporation in such state.

Certificate - Each Partner. A certificate of a Manager or another officer of each Partner acceptable to Lender certifying (i) resolutions of the Members of such Partner which authorize the execution, delivery and performance by such Partner of the Guaranty Agreement to which such Partner is a party and the other Loan Documents executed or delivered or to be executed or delivered in connection therewith to which such Partner is or is to be a party, and (ii) the names of the Managers or other officers of such Partner authorized to sign the Guaranty Agreement to which such Partner is a party and the other Loan Documents to which such Partner is or is to be a party together with specimen signatures of such Persons.

Governmental Certificates - Each Partner. Certificates issued by the appropriate government officials of (i) the state of Delaware as to the existence and good standing of General Partner and (ii) the state of Nevada as to the existence and good standing of Limited Partner.

Note. The Note executed by Borrowers.

Amendments to Security Agreements. A First Amendment to Security Agreements executed by each Borrower, respectively in the form of Annexes "B" through "F" hereto.

Guaranty Agreements. The Guaranty Agreements executed by each Guarantor, respectively.

Additional Information. Such additional documents, instruments and information as Lender may reasonably request.

Section Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE

Ratifications, Representations, and Warranties

Section Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lender that the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing,  such Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, such Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and such Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

ARTICLE

Miscellaneous

Section Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

Section Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section Expenses of Lender. As provided in the Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

Section Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower under this Amendment shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWERS:

CONCORD TECHNOLOGIES, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

GEOSPACE ENGINEERING RESOURCES

INTERNATIONAL, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

GEOSPACE TECHNOLOGIES, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

OYO INSTRUMENTS, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

OYOG OPERATIONS, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

LENDER:

REGIONS BANK

By:

Ron Pfeiffer

Senior Vice President

LIST OF ANNEXES

Annex Document

A Note

B First Amendment to Security Agreement-Concord

C First Amendment to Security Agreement-Engineering

D First Amendment to Security Agreement-Geospace

E First Amendment to Security Agreement-Instruments

F First Amendment to Security Agreement-Operations

G Guaranty-General Partner

H Guaranty-Limited Partner

I Guaranty-Parent

J Advance Request Form